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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2004

AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24497 (Commission File Number)	84-1275621 (I.R.S. Employer Identification No.)
4582 South Ulster Street Parkway, Suite 1100, Denver, CO 80237 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On September 24, 2004, AIMCO Properties, L.P. (the "Operating Partnership") entered into an Underwriting Agreement, dated September 24, 2004 (the "Underwriting Agreement"), by and among Apartment Investment and Management Company (the "Company"), the Operating Partnership, and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein (the "Underwriters"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters 3,000,000 shares of its Class V Cumulative Preferred Stock, $.01 par value per share (the "Class V Preferred Stock"), at a price of $24.2125 per share, for resale to the public by the Underwriters at $25 per share. The Company also gave the underwriters an option to purchase up to 450,000 additional shares of the Class V Preferred Stock to cover over-allotments. The closing of the transaction contemplated by the Underwriting Agreement is expected to occur on September 29, 2004. The overallotment option has been exercised in full and is expected to close on September 30, 2004. The Company will invest the proceeds from the sale of the Class V Preferred Stock in the Operating Partnership in exchange for an equal number of Class V Partnership Preferred Units with economic terms similar to the Class V Preferred Stock (the "Class V Units"). The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report.

        On September 24, 2004, the Operating Partnership entered into an Exchange Agreement, dated as of September 24, 2004 (the "Class W Exchange Agreement"), by and among the Company, the Operating Partnership and Security Capital Preferred Growth Incorporated ("SCPG"). Pursuant to the Class W Exchange Agreement, the Company agreed to issue 1,904,762 shares of its Class W Cumulative Convertible Preferred Stock, $.01 par value per share (the "Class W Preferred Stock"), to SCPG in exchange for 1,904,762 shares of the Company's Class O Cumulative Convertible Preferred Stock, $.01 par value per share (the "Class O Preferred Stock"), held by SCPG. Concurrently with the exchange of the Class W Preferred Stock for the Class O Preferred Stock, the Operating Partnership will issue 1,904,762 Class W Partnership Preferred Units (the "Class W Units") to the Company in exchange for an equal number of Class O Partnership Preferred Units (the "Class O Units") currently held by the Company. The Class W Units will have economic terms similar to the Class W Preferred Stock. The closing of the transaction contemplated by the Class W Exchange Agreement is expected to occur on September 30, 2004. The foregoing description is qualified in its entirety by reference to the Class W Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 3.02 Unregistered Sales of Equity Securities.

        The information set forth under Item 1.01 of this report is incorporated herein by reference.

        The Class V Units will be issued in a private placement transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The terms of the Class V Units are set forth in an amendment to the agreement of limited partnership of the Operating Partnership, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

        The Class W Units will be issued in exchange for Class O Units in a transaction exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof. The terms of the Class W Units are set forth in an amendment to the agreement of limited partnership of the Operating Partnership, a copy of which is filed herewith as Exhibit 4.2 and incorporated herein by reference. Upon any conversion of shares of Class W Preferred Stock into shares of the Company's Common Stock, a number of Class W Units equal to the number of such converted shares of Class W Preferred Stock will be converted into Partnership Common Units of the Operating Partnership. The conversion ratio in effect from time to time for the conversion of Class W Units into Partnership Common Units is equal to, and will automatically be adjusted as necessary to reflect, the conversion ratio in effect from time to time for the Class W Preferred Stock into Common Stock. The initial conversion ratio for the Class W Preferred Stock is 1:1.

Item 8.01 Financial Statements and Exhibits.

(c)
Exhibits.

        The following exhibits are filed with this report:

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein (Exhibit 1.1 to the Company's Current Report on Form 8-K, dated September 24, 2004, is incorporated herein by reference).
4.1	Forty-First Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.
4.2	Forty-Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.
10.1
Exchange Agreement, dated as of September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Security Capital Preferred Growth Incorporated (Exhibit 10.1 to the Company's Current Report on Form 8-K, dated September 24, 2004, is incorporated herein by reference).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMCO PROPERTIES, L.P.
	By:	AIMCO-GP, INC. Its General Partner
Date: September 29, 2004		By:
/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated, as Manager for the underwriters named therein (Exhibit 1.1 to the Company's Current Report on Form 8-K, dated September 24, 2004, is incorporated herein by reference).
4.1	Forty-First Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.
4.2	Forty-Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.
10.1
Exchange Agreement, dated as of September 24, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Security Capital Preferred Growth Incorporated (Exhibit 10.1 to the Company's Current Report on Form 8-K, dated September 24, 2004, is incorporated herein by reference) .

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 8.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX